Exhibit 10.52

Amendment No.3

To

Amended and Restated

Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006

(Hereinafter referred to as the “Original Agreement”)

Between

TOWER INSURANCE COMPANY OF NEW YORK (on behalf of itself and its pooling partner TOWER NATIONAL INSURANCE COMPANY)

(Hereinafter referred to as the “Company”)

And

CASTLEPOINT REINSURANCE COMPANY LTD.

(Hereinafter referred to as the “Reinsurer”)

WHEREAS, the Reinsurer and the Company are parties to the Original Agreement.

NOW THEREFORE, the parties hereby agree to amend the Original Agreement as follows:

Effective April 1, 2007, item 4 of Amendment No. 2 shall be deleted and the Preamble of the Original Agreement is hereby amended to read as follows:

Amended and Restated

Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006

(Hereinafter referred to as the “Original Agreement”)

Between

THE INSURANCE COMPANIES THAT ARE SIGNATORIES TO THIS AGREEMENT

 (Hereinafter referred to as the “Company”)

And

THE SUBSCRIBING REISURERS AS PER ATTACHED

INTEREST AND LIABILITIES AGREEMENTS

All other terms and conditions will remain unchanged.

INTEREST & LIABILITIES AGREEMENT

Attaching to and Forming Part of

Amended and Restated

Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006

(Hereinafter referred to as the “Original Agreement”)

Between

THE INSURANCE COMPANIES THAT ARE SIGNATORIES TO THIS AGREEMENT

 (Hereinafter referred to as the “Company”)

And

CASTLEPOINT INSURANCE COMPANY

(Hereinafter referred to as the “Subscribing Reinsurer”)

It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that, as respects business written or renewed with effective dates on or after April 1, 2007, the Subscribing Reinsurer’s share in the interest and liabilities of the Reinsurers will be 9%.

The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the Subscribing Reinsurer will in no event participate in the interest and liabilities of other Reinsurers.

It is further mutually understood and agreed by and between the Company and the Subscribing Reinsurer that Addendum No. 3 attaches to and forms part of the captioned Agreement and prior amendments thereto, the terms of which are incorporated herein by reference.

This Agreement may be executed in two or more counterparts, each of which, when duly executed will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Reinsurer have caused this Agreement to be executed by their duly authorized representatives.

In New York, New York, this _____ day of ______________, 2007 on behalf of the Company:

For participation effective April 1, 2007:

TOWER INSURANCE COMPANY OF NEW YORK

By:
Name:
Title:

TOWER NATIONAL INSURANCE COMPANY

By:
Name:
Title:

For participation effective April 10, 2007:

PRESERVER INSURANCE COMPANY

By:
Name:
Title:

MOUNTAIN VALLEY INDEMNITY COMPANY

By:
Name:
Title:

NORTH EAST INSURANCE COMPANY

By:
Name:
Title:

In __________, _________, this _____ day of _____________, 2007 on behalf of the Reinsurer:

For participation effective April 1, 2007:

CASTLEPOINT INSURANCE COMPANY

By:
Name:
Title:

INTEREST & LIABILITIES AGREEMENT

Attaching to and Forming Part of

Amended and Restated

Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006

(Hereinafter referred to as the “Original Agreement”)

Between

THE INSURANCE COMPANIES THAT ARE SIGNATORIES TO THIS AGREEMENT

(Hereinafter referred to as the “Company”)

And

CASTLEPOINT REINSURANCE COMPANY, LTD.

(Hereinafter referred to as the “Subscribing Reinsurer”)

It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that, as respects business written or renewed with effective dates on or after April 1, 2007, the Subscribing Reinsurer’s share in the interest and liabilities of the Reinsurers will be 40%.

The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the Subscribing Reinsurer will in no event participate in the interest and liabilities of other Reinsurers.

It is further mutually understood and agreed by and between the Company and the Subscribing Reinsurer that Addendum No. 3 attaches to and forms part of the captioned Agreement and prior amendments thereto, the terms of which are incorporated herein by reference.

This Agreement may be executed in two or more counterparts, each of which, when duly executed will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Reinsurer have caused this Agreement to be executed by their duly authorized representatives.

In New York, New York, this _____ day of ______________, 2007 on behalf of the Company:

For participation effective April 1, 2007:

TOWER INSURANCE COMPANY OF NEW YORK

By:
Name:
Title:

TOWER NATIONAL INSURANCE COMPANY

By:
Name:
Title:

For participation effective April 10, 2007:

PRESERVER INSURANCE COMPANY

By:
Name:
Title:

MOUNTAIN VALLEY INDEMNITY COMPANY

By:
Name:
Title:

NORTH EAST INSURANCE COMPANY

By:
Name:
Title:

In __________, _________, this _____ day of _____________, 2007 on behalf of the Reinsurer:

For participation effective April 1, 2007:

CASTLEPOINT REINSURANCE COMPANY

By:
Name:
Title: